Exhibit 10.1

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment"), is made and entered into as of April 13, 2005, by and among HEICO CORPORATION, a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (collectively, the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of May 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

         WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement to permit the acquisition of substantially all of the assets of Connectronics Corp. and Wiremax Ltd. in addition to the $30,000,000 basket for mergers and acquisitions otherwise permitted in Section 7.4(b) of the Credit Agreement, and to extend the Revolving Commitment Termination Date, and subject to the terms and conditions hereof, the Lenders consent and are willing to do so;

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         1.       Amendments.

         (i). The definition of "Revolving Commitment Termination Date" in the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

                  "Revolving Commitment Termination Date" shall mean the earliest of (i) May 15, 2008, as extended pursuant to Section 2.24,
         (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.9 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

         (ii). Section 7.4(b) of the Credit Agreement is hereby amended by replacing such subsection in its entirety with the following:

                  (b) enter into any one or more mergers, consolidations or acquisitions having a total cash purchase price in excess of Thirty Million Dollars ($30,000,000) in the aggregate in any trailing twelve-month period, other than the acquisition of substantially all of the assets of Connectronics Corp., an Ohio corporation ("Connectronics"), and Wiremax Ltd., an Ohio limited liability company ("Wiremax"), pursuant to the terms of that certain Asset Purchase Agreement, dated as of December 7, 2004, among Connectronics, Wiremax, Connectronics Acquisition Corp., HEICO Electronics Technologies Corp. and the owners set forth on the signature page thereof;

         2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), (ii) executed counterparts to this Amendment from the Borrower, each of the Subsidiary Loan Parties and the Lenders and (iii) the following Loan Documents:

                  a) A Subsidiary Guaranty Supplement duly executed by Connectronics Corp.; HNW2 Building Corp.; JA Engineering I Corp.; JA Engineering II Corp.; Sierra Microwave Technology, LLC and Lumina Power, Inc. (collectively, the "New Subsidiaries"), in form and substance satisfactory to the Administrative Agent;

                  b) A Joinder to the Security Agreement, together with a Patent Security Agreement, Trademark Security Agreement and authorization to file UCC financing statements or similar instruments as requested by the Administrative Agent, in each case duly executed by each New Subsidiary and in form and substance satisfactory to the Administrative Agent;

                  c) A supplement to the Pledge Agreement by Borrower to pledge all of the Capital Stock of each New Subsidiary together with certificates evidencing such Capital Stock and appropriate stock powers executed in blank, in each case in form and substance satisfactory to the Administrative Agent;

                  d)       Any landlord waiver agreements required pursuant to
                           Section 5.18 of the Credit Agreement, in form and substance satisfactory to the Administrative Agent; and

                  e) Such other documents, certificates or information as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonable satisfactory to the Administrative Agent or the Required Lenders.

         3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

         a) The execution, delivery and performance by such Loan Party of this Amendment and each Loan Document delivered pursuant hereto (i) are within such Loan Party's power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party's certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries (other than liens in favor of the Administrative Agent and the Lenders); and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

         b) Since the execution of the Credit Agreement, the following Subsidiaries have been merged into the Borrower or other Subsidiary Guarantors and are no longer in existence: (i) ATI Heat Treat Corporation; (ii) Jet Avion Heat Treat Corporation; (iii) N.A.C. Acquisition Corporation; (iv) Kinetic Technologies, Inc.; (v) Air Radio & Instruments Corp.; (vi) TSI Quality Honeycomb Holdings Corp.; (vii) HEICO Engineering Corporation; (viii) HEICO-NEWCO, Inc.; (ix) HEICO-JET Corporation; (x) Associated Composite, Inc. and (xi) HEICO Bearings Corp.

         c) This Amendment and each of the of the other Loan Documents delivered pursuant hereto has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general;

         d) at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist;

         e) all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date hereof, in each case before and after giving effect thereto (except to the extent such representations and warranties relate solely to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Loan Documents); and

         f) since the date of the most recent annual financial statements of the Borrower delivered pursuant to Section 5.1(b) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

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

         4.       Reaffirmations and Acknowledgments.

             a) Reaffirmation of Guaranty. Each Subsidiary Loan Party consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreement.

             b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

         5. Effect of Amendment. Except as set forth expressly herein, ail terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

         6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Florida and all applicable federal laws of the United States of America.

         7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

         8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

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

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

         10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

         11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         12. Waiver. Upon satisfaction of the conditions precedent set forth above, the Lenders waive any Default or Event of Default that may have arisen under Section 5.17 and 5.18 of the Credit Agreement in connection with the formation or acquisition of the New Subsidiaries.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Subsidiary Loan Parties, by their respective authorized officers as of the day and year first above written.

                                        BORROWER:

                                        HEICO CORPORATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        SUBSIDIARY LOAN PARTIES:

                                        HEICO AEROSPACE HOLDINGS CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HEICO AEROSPACE CORPORATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        JET AVION CORPORATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        LPI INDUSTRIES CORPORATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        AIRCRAFT TECHNOLOGY, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NORTHWINGS ACCESORIES CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HNW BUILDING CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        MCCLAIN INTERNATIONAL, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        MCCLAIN PROPERTY CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        ROGERS-DIERKS, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        TURBINE KINETICS, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        THERMAL STRUCTURES, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        FUTURE AVIATION, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        AVITECH ENGINEERING CORPORATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        ATK ACQUISITION CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        AVIATION FACILITIES, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HEICO AEROSPACE PARTS CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        JETSEAL, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HEICO AEROSPACE C&A CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        AD HEICO ACQUISITIONS CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        AERODESIGN, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        BATTERY SHOP, L.L.C.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NIACC TECHNOLOGY, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HEICO ELECTRONIC TECHNOLOGIES CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        RADIANT POWER CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        LEADER TECH, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        SANTA BARBARA INFRARED, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        101 LUMMIS ROAD CORP.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        ANALOG MODULES, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        INERTIAL AIRLINE SERVICES, INC.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HEICO EAST CORPORATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:


                                        LENDERS:

                                        SUNTRUST BANK, as Administrative Agent,
                                        as Issuing Bank, as Swingline Lender
                                        and as a Lender
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        HSBC BANK USA, N.A.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        REGIONS BANK
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        COMMERCEBANK, N.A.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        NORTHERN TRUST BANK OF FLORIDA N.A.
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                        ISRAEL DISCOUNT BANK OF NEW YORK
                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

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